SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 26, 2003


                                   EPLUS INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                   000-28926           54-1817218
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     (State or other jurisdiction  (Commission File Number) (IRS Employer
              of incorporation)                             Identification No.)

                  400 Herndon Parkway, Herndon, Virginia 20170
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          (Address, including zip code, of principal executive office)

                                 (703) 834-5710
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.           Other events

On November 26, 2003, the Company entered into employment agreements with Steve Mencarini and Kley Parkhurst. Each employment agreement is attached hereto as Exhibits 10.4 and 10.5.


Exhibits    Description

10.4        Employment Agreement with Kley Parkhurst
10.5        Employment Agreement with Steve Mencarini

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ePlus inc.


                                              By: /s/ Steven J. Mencarini
                                                  ------------------------------
                                                  Steven J. Mencarini
Date: December 2, 2003                            Chief Financial Officer